                                                                   EXHIBIT 10.24

                         2004 SHORT-TERM INCENTIVE PLAN

BACKGROUND

At its meeting on December 17, 2003, the Nominating and Compensation Committee reviewed and approved the 2004 Short-Term Incentive Plan (STIP) structure for officers of PG&E Corporation and Pacific Gas and Electric Company. The structure (Attachment A) establishes the weighting of corporate earnings from operations, subsidiary earnings from operations, and other performance factors for officers.

                                                                    ATTACHMENT A

2004 RECOMMENDED OFFICER SHORT-TERM INCENTIVE PLAN STRUCTURE

      OFFICER GROUP                  AWARD COMPONENT             WEIGHT               PERFORMANCE MEASURES
-----------------------------------------------------------------------------------------------------------------
PG&E Corporation           Corporate Financial Performance         75%     Corporate earnings from operations

                           Utility Plan of Reorganization          25%     Progress towards the reorganization of
                                                                           Pacific Gas and Electric Company
-----------------------------------------------------------------------------------------------------------------
Pacific Gas and Electric   Corporate Financial Performance         25%     Corporate earnings from operations
Company  -
Senior Officers
(Officer Bands 2-4)        Subsidiary Financial Performance        50%     Subsidiary contribution to corporate
                                                                           earnings from operations

                           Utility Plan of Reorganization          25%     Progress towards the reorganization of
                                                                           Pacific Gas and Electric Company
-----------------------------------------------------------------------------------------------------------------
Pacific Gas and Electric   Corporate Financial Performance         25%     Corporate earnings from operations
Company  -
Officers
(Officer Bands 5-6)        Subsidiary Financial Performance        25%     Subsidiary contribution to corporate
                                                                           earnings from operations

                           Utility Plan of Reorganization          25%     Progress towards the reorganization of
                                                                           Pacific Gas and Electric Company

                           Subsidiary Operational Performance      25%     Financial, operating, and service
                                                                           measures determined by subsidiary CEO
-----------------------------------------------------------------------------------------------------------------